UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934





Date of report (Date of earliest event reported): April 1, 1999


                              LEGATO SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-26130                      94-3077394
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)



                 3210 Porter Drive, Palo Alto, California 94304
              (Address of Principal Executive Offices) (Zip Code)


        Company's telephone number, including area code: (415) 812-6000




         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.  Other Events

     Legato Systems, Inc. (the "Company") completed the acquisition of Intelliguard Software, Inc. and O.R.P. Inc. (collectively as "Intelliguard"), developers of standards-based storage management solutions for storage area networks. The Company issued 720,000 shares of common stock and provided cash consideration of approximately $9 million based on the closing price of the Company's common stock as of March 29, 1999, for all of the outstanding stock and stock rights of Intelliguard. The Company accounted for the transaction as a purchase business combination.

     Further  details  regarding the foregoing  transaction are filed as Exhibit
99.1 and Exhibit 99.2.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired. As of the date the filing of this report, audited financial statements of Intelliguard Software, Inc. are being prepared and will be filed with the Securities and Exchange Commission in an amendment to this initial report on Form 8 as soon as practicable.

(b)  Pro Forma Financial Information. Not required.


(c) Exhibits. The following documents are filed as exhibits to this initial report:

Exhibit
Number                 Description

99.1     Press release, dated January 28, 1999.
99.2     Press release, dated April 1, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LEGATO SYSTEMS, INC.



Date:  April 12, 1999                  By:      /s/ Stephen C. Wise
                                      -------------------

                                      Name:  Stephen C. Wise

                                      Title:  Senior Vice President, Finance
                                              and Administration and
                                              Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number       Description

99.1     Press release, dated January 28, 1999.
99.2     Press release, dated April 1, 1999.

                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                EDITORIAL CONTACT:
                                                     Suzan Woods
                                                     Director of Marketing
                                                     (650) 812-6112
                                                     swoods@legato.com

                                                     INVESTOR CONTACT:
                                                     Stephen C. Wise
                                                     Chief Financial Officer
                                                     (650) 812-6102
                                                     swise@legato.com


LEGATO SYSTEMS, INC. ANNOUNCES DEFINITIVE AGREEMENT TO
ACQUIRE INTELLIGUARD SOFTWARE, INC.

Strengthens Leadership in Storage Area Network Technology and
Open Storage Management Standards

     PALO ALTO, CA, Jan. 28, 1999 -- Legato Systems, Inc. (Nasdaq: LGTO), a leader in the enterprise storage management software market, today announced that it has signed a definitive agreement to acquire Intelliguard Software, Inc., a leader in standards-based storage management solutions for Storage Area Networks (SAN). The combination of the two companies will place Legato in a leadership position in the SAN marketplace and open standards arena.

     The transaction is expected to be accounted for under purchase accounting, and is scheduled to close in March 1999. Legato will issue 720,000 shares of stock and the cash equivalent of 180,000 shares of Legato stock at the closing price on the day preceding the completion of the transaction for all of the outstanding stock of Intelliguard Software, Inc. and related companies. The value of the transaction, based on Legato's closing price as of January 27, 1999, is approximately $52 million. Legato expects that the acquisition of Intelliguard will be accretive to its 1999 earnings.

     As the amount of computer data continues to dramatically increase, the need to protect and manage it without disruption to business-critical applications is paramount. Through the combined companie' data management and data movement technologies, customers will now be able to protect their corporate data assets with little or no interruption to servers that host mission-critical applications. Customers will now be able to employ SAN technology in their corporate networks with ease and confidence.

     Intelliguard is the developer of the Celestra architecture, which provides the industry's first true 'server-less' backup for the SAN market. Intelliguard also co-developed the Network Data Management Protocol (NDMP), which is quickly becoming the industry standard for management of Network Attached Storage (NAS). Legato intends to embrace and continue the leadership provided by Intelliguard for the NDMP standard. Vendors that have already endorsed the NDMP protocol include EMC (NYSE: EMC), StorageTek (NYSE: STK), Network Appliance (NASDAQ:
NTAP), and Veritas (NASDAQ: VRTS).

     According to Legato's president and CEO, Louis C. Cole, "The integration of Intelliguard's Celestra technology into the Legato product family will enable us to immediately extend our offerings for remote data movement and server-less backup, which will result in increased protection for our customers' corporate data assets. With the addition of this new technology, Legato will offer the key strategic building blocks necessary to protect a corporation's business-critical data, including server-less and LAN-free backup, storage device sharing, data replication services, remote data movement, clustering services, and centralized management software."

     George Wilson, CEO of Intelliguard Software, added, "We believe our Celestra server-less backup software is the only software of its kind in the market, which gives us a significant technological and competitive advantage in the marketplace. Teaming up with Legato will provide all of our customers with a robust complement of standards-defining storage-management software, all of which will benefit from Legato's extensive worldwide sales and distribution system."

     Legato also has a long tradition of adopting and driving storage-specific standards. Legato was the first in the market to introduce a common tape format (OpenTape), common media management interface (SmartMedia), and the industry's first open storage management framework (GEMS). In the emerging Storage Area Network market, Legato is both a founding member and a member of the Board of the Storage Network Industry Association (SNIA).

     During the last few months, Legato has made several announcements specifically targeted at the emerging Storage Area Network marketplace. Included in those were the definitive agreements to acquire FullTime Software, San Mateo, California, and Software Moguls, Inc., Eden Prairie, Minnesota. According to Cole, "We are committed to providing our customers with complete data management solutions that offer data protection in ways that won't interfere with every day business networks. Our plan is to continue to both develop and acquire new technologies that sustain Legato's industry leadership."

     About Intelliguard Software Intelliguard Software, Inc. is the leading provider of standards-based UNIX and Windows NT enterprise-class storage management solutions that protect corporate data assets and ensure business continuity. The company recently announced the Celestra Series - the first live, ultra-high speed backup solution addressing the newly emerging Enterprise Area Network marketplace, a sector that encompasses all of the storage resource management needs of an enterprise. Intelliguard develops the powerful BudTool family of efficient, reliable, and scalable software products that guard corporate data. Intelliguard supports a wide range of storage management functionality, across the breadth of platform, database, file system, and networking vendors, such as Hewlett-Packard (NYSE: HWP), Network Appliance, Microsoft (NASDAQ: MSFT), Oracle, Silicon Graphics (NYSE: SGI), Sun Microsystems (NASDAQ: SUNW), and Veritas (NASDAQ: VRTS). The company has a worldwide presence in more than 30 countries, with more than 5,000 sites and 400,000 backup clients. For more information, please call (888) 234-2491 or visit http://www.iguard.com.

     About Legato Systems Legato Systems, Inc. develops, markets, and supports an integrated set of enterprise storage management software products for heterogeneous client/server computing environments. Large customers around the world select the Company's solution because of its reliability, platform independence, and ability to seamlessly integrate with existing and future computing environments. Legato's storage management software has become the recognized de facto standard with the largest installed base, representing over 37,000 customers, protecting more than 4,000,000 systems. Twenty-four of the world's largest system and applications vendors have chosen Legato's software as their preferred storage management solution for their customers, including Banyan, BMC Software, Compaq/Digital, Compaq/Tandem, Data General, Fujitsu/Amdahl, Fujitsu/ICL, Groupe Bull, Hewlett-Packard, Hitachi, Informix, NEC, Netscape, Network Appliance, Nihon-Unisys, Oracle, Siemens Nixdorf, Silicon Graphics, Sony and Sun Microsystems. The Company's NetWorker, BusinesSuite, SmartMedia, and GEMS products are also licensed, resold, or endorsed by other major vendors, including Computer Associates; Tivoli, an IBM company; Microsoft Corporation; MTI Technology; Novell; and SAP. Legato's home page address on the World Wide Web is http://www.legato.com.

     This announcement contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical or anticipated results in such statements. Factors that might cause such a difference include, but are not limited to, risks associated with acquisitions generally, including integration of operations, diversion of management's time and attention, risk of a downturn in Legato's or Intelliguard's results of operations during the period the merger is pending, and other risks discussed in the "Risk Factors" section of the Company's Report on Form 10-K filed with the Securities and Exchange Commission in March, 1998, and in the "Risk Factors" section of the Company's Report on Form 10-Q filed with the Securities and Exchange Commission in November, 1998, copies of which are available on request from the Company. This public announcement contains information that is accurate as of January 27, 1999, the date of this public announcement.

     Legato NetWorker and Legato SmartMedia are registered trademarks, and NetWorker Archive, NetWorker HSM, ClientPak, SmartClient, StorSuite, BusinesSuite, Power Edition, Legato GEMS, and OpenTape are trademarks of Legato Systems, Inc. in the U.S. and/or other countries. All other product, trademark, company, or service names mentioned herein are the property of their respective owners.

                                                                    EXHIBIT 99.2

FOR IMMEDIATE RELEASE                                EDITORIAL CONTACT:
                                                     Suzan Woods
                                                     Director of Marketing
                                                     (650) 812-6112
                                                     swoods@legato.com

                                                     INVESTOR CONTACT:
                                                     Stephen C. Wise
                                                     Chief Financial Officer
                                                     (650) 812-6102
                                                     swise@legato.com

     LEGATO SYSTEMS COMPLETES PREVIOUSLY ANNOUNCED ACQUISITION OF INTELLIGUARD SOFTWARE, INC.

     Acquisition Propels Legato into Leadership Position in Storage Area Network
(SAN) Marketplace

     PALO ALTO, CA, Apr. 1, 1999 -- Legato Systems, Inc. (Nasdaq: LGTO), the leader in the enterprise storage management software market, today announced completion of the previously announced acquisition of Intelliguard Software, Inc. The acquisition accelerates Legato's expansion into the fast-growing Storage Area Network (SAN) marketplace.

     This acquisition enhances Legato's product line by adding the Celestra architecture, which provides the industry's first true 'serverless' backup for the SAN market. The acquisition was announced on January 28, 1999 and is valued at approximately $46 million, based on Legato's closing price as of March 29, 1999. As provided in the acquisition plan, the two businesses will function as one company and Legato will acquire facilities in Dublin, California.

     Commenting on the acquisition, Louis C. Cole, president and CEO of Legato Systems, said, "This acquisition furthers Legato's leadership presence in the growing SAN marketplace. Our acquisition of Intelliguard will allow Legato to offer its customers dramatically increased protection for their corporate data assets by significantly enhancing an already robust complement of standards-defining, open storage-management software."

     Legato also has a long tradition of adopting and driving storage-specific standards. Legato was the first in the market to introduce a common tape format (OpenTape), common media management interface (SmartMedia), and the industry's first open storage management framework (GEMS). In the emerging Storage Area Network market, Legato is both a founding member and a member of the Board of Directors of the Storage Network Industry Association (SNIA).

     During the last few months, Legato has made several announcements specifically targeted at the emerging Storage Area Network marketplace. Included in those were the definitive agreement to acquire FullTime Software (San Mateo, California), and the completion of the acquisition of Software Moguls, Inc., (Eden Prairie, Minnesota). According to Cole, "We are committed to providing our customers with complete data management solutions that offer data protection in ways that won't interfere with every day business networks. Our plan is to continue to both develop and acquire new technologies that sustain Legato's industry leadership."

     Legato is uniquely positioned as the only provider of a fully integrated storage management solution based upon a consistent, scalable, and manageable architecture. The Company's software is designed to ensure distributed data and applications remain available to users by minimizing operational downtime - both planned and unplanned. The Company's software has become the recognized de facto storage management standard with the largest installed based of more than 40,000 customers, protecting more than 4,000,000 systems.

     About Legato Systems Legato Systems, Inc. develops, markets, and supports an integrated set of enterprise storage management software products for heterogeneous client/server computing environments. Large customers around the world select the Company's solution because of its reliability, platform independence, and unique ability to seamlessly integrate with existing and future computing environments. Legato's storage management software has become the recognized de facto standard with the largest installed base, representing over 40,000 customers, protecting more than 4,000,000 systems. Twenty-four of the world's largest system and applications vendors have chosen Legato as a strategic partner for protecting their customers' data, including Banyan, Compaq, Data General, Fujitsu/Amdahl, Fujitsu/ICL, Groupe Bull, Hewlett-Packard, Hitachi, Informix, NEC, Netscape, Network Appliance, Nihon-Unisys, Oracle, Siemens AG, Silicon Graphics, Sony, StorageTek, and Sun Microsystems. The Company's NetWorker, BusinesSuite, SmartMedia, and GEMS products are also licensed, resold, or endorsed by other major vendors, including BMC Software Box Hill, Microsoft Corporation, MTI Technology, and Novell. Legato NetWorker is also Computer Associates-ready and Tivoli-ready. Legato's home page address on the World Wide Web is http://www.legato.com.

     Legato NetWorker and Legato SmartMedia are registered trademarks, and NetWorker Archive, NetWorker HSM, ClientPak, SmartClient, StorSuite, BusinesSuite, Power Edition, Legato GEMS, and OpenTape are trademarks of Legato Systems, Inc. in the U.S. and/or other countries. All other product, trademark, company, or service names mentioned herein are the property of their respective owners.